1
               COLONIAL HIGH INCOME MUNICIPAL TRUST
         One Financial Center, Boston, Massachusetts 02111
                          (617) 426-3750

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD MAY 31, 1996

Dear Shareholder:

     The Annual Meeting of Shareholders (Meeting) of Colonial High Income Municipal Trust (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Friday, May 31, 1996, at 10:00 A.M., Eastern time, to:

     1.  Elect three Trustees;

     2. Ratify or reject the selection of independent accountants; and

     3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                                    By order of the Trustees,





                                   Arthur O. Stern, Secretary



April 23, 1996

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.


HI-85/072C-0496
                 PROXY STATEMENT
               General Information

                                  April 23, 1996

     The enclosed proxy, which was first mailed on April 23, 1996, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person.
Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews.
Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

     Holders of a majority of the shares
outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On March 4, 1996, the Fund had outstanding 30,918,576 shares of beneficial interest. Shareholders of record at the close of business on March 4, 1996 will have one vote for each share held. As of March 4, 1996, The Depository Trust Company (Cede & Co.),
7 Hanover Square, New York, New York 10004 owned of record 78.66% of the Fund's outstanding shares.

     Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which
(i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

     Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02110 or by calling 1-800-248-2828.

1.    Election of Three Trustees.

     Ms. Collins and Messrs. Sullivan and Weeks
(who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve three years or until a successor is elected.
The Board of Trustees consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell,
Ireland, Lowry, Mayer, Moody, Neuhauser, Shinn,
Sullivan and Weeks. The Board is divided into the following three classes, each with a three year term expiring in the year indicated
(assuming the persons listed above, are elected at the Meeting):

1997                1998              1999

Mr. Birnbaum        Mr. Bleasdale     Ms. Collins
Mr. Grinnell        Mr. Lowry         Mr. Sullivan
Mr. Ireland         Mr. Neuhauser     Mr. Weeks
Mr. Mayer           Mr. Shinn
Mr. Moody

     The following table sets forth certain
information about the Trustees:

                                                          Shares
                                                          Beneficially
                                                          Owned
                                                          and
                                                          Percent of
Name             Trustee    Principal Occupation (1) and  Fund at
(Age)            since      Directorships                 March 4,
                                                          1996 (2)

Robert J. Birnbaum          Retired (formerly Special     ----
(68)               1995     Counsel, Dechert Price &
                            Rhoads).  Director or
                            Trustee:  Colonial Funds,
                            Liberty All-Star Equity Fund
                            and Liberty All Star Growth
                            Fund, Inc. (formerly The
                            Charles Allmon Trust, Inc.).

Tom Bleasdale               Retired (formerly Chairman    ----
(65)               1989     of the Board and Chief
                            Executive Officer, Shore
                            Bank & Trust Company).
                            Director or Trustee:
                            Colonial Funds,  Stok, Inc.
                            and The Empire Company.

Lora S. Collins             Attorney, Kramer, Levin,      ----
(60)               1992     Naftalis, Nessen, Kamin &
                            Frankel (law).  Trustee:
                            Colonial Funds.

James E. Grinnell           Private Investor.  Director   ----
(66)               1995     or Trustee: Colonial Funds,
                            Liberty All-Star Equity Fund
                            and Liberty All-Star Growth
                            Fund, Inc. (formerly The
                            Charles Allmon Trust, Inc.).

William D. Ireland, Jr.     Retired (formerly Chairman    ----
(72)               1992     of the Board, Bank of New
                            England--Worcester).
                            Trustee:  Colonial Funds.

Richard W. Lowry            Private Investor.  Director   ----
(59)               1995     or Trustee:  Colonial Funds,
                            and Liberty All-Star Equity
                            Fund and Liberty All-Star
                            Growth Fund, Inc. (formerly
                            The Charles Allmon Trust,
                            Inc.).

William E. Mayer*           Dean of the College of        ----
(55)               1994     Business and, Management,
                            University of Maryland
                            (formerly Dean of the Simon
                            Graduate School of Business,
                            University of Rochester).
                            Director or Trustee:
                            Colonial Funds, Hambrecht &
                            Quist Incorporated, American
                            Medical Inc., Chart House
                            Enterprises and Riverwood
                            International Corp.

James L. Moody, Jr.         Chairman of the Board,        ----
(64)               1989     Hannaford Bros. Co. (food
                            distributor) (formerly Chief
                            Executive Officer, Hannaford
                            Bros. Co.).  Director or
                            Trustee: Colonial Funds,
                            Penobscot Shoe Co., Sobeys
                            Inc., Hills Stores Company,
                            Inc., UNUM Corporation and
                            IDEXX Laboratories.

John J. Neuhauser           Dean of the School of         ----
(52)               1992     Management, Boston College.
                            Director or Trustee:
                            Colonial Funds and Hyde
                            Athletic Industries, Inc.

George L. Shinn             Financial Consultant          ----
(73)               1992     (formerly Chairman, Chief
                            Executive Officer and
                            Consultant, The First Boston
                            Corporation).  Director or
                            Trustee: Colonial Funds, The
                            New York Times Co. and
                            Phelps Dodge Corp.

Robert L. Sullivan          Self-employed Management      ----
(68)               1989     Consultant.  Trustee:
                            Colonial Funds.

Sinclair Weeks, Jr.         Chairman of the Board, Reed   ----
(72)               1992     & Barton Corporation.
                            Director or Trustee:
                            Colonial Funds and
                            Commonwealth Energy Systems.

* Mr. Mayer is an "interested person," as defined by the Investment Company Act of 1940 (1940 Act) because of his affiliation with Hambrecht & Quist
    Incorporated (a registered broker dealer).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On March 4, 1996, the Trustees and officers of the
    Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

     In this Proxy Statement, "Colonial Funds" means Colonial Trust I, Colonial Trust II,
Colonial Trust III, Colonial Trust IV, Colonial
Trust V, Colonial Trust VI, Colonial Trust VII,
LFC Utilities Trust, Colonial High Income
Municipal Trust, Colonial InterMarket Income
Trust I, Colonial Intermediate High Income Fund,
Colonial Investment Grade Municipal Trust and
Colonial Municipal Income Trust.

     The following table sets forth certain
information about the executive officers of the
Fund:

         Executive
Name     Officer
(Age)     Since          Office with Fund; Principal
                         Occupation (3)

Harold W. Cogger         President of the Fund
(60)          1993       (formerly Vice President);
                         Chairman of the Board,
                         President, Chief Executive
                         Officer and Director of the
                         Adviser and The Colonial
                         Group, Inc. (TCG) (formerly
                         Executive Vice President of
                         the Adviser); Director and
                         Executive Vice President of
                         Liberty Financial Companies,
                         Inc. (Liberty Financial);
                         President of Colonial Funds
                         (formerly Vice President);
                         Director or Trustee of Liberty
                         All-Star Growth Fund, Inc.
                         (formerly The Charles Allmon
                         Trust, Inc.) and Liberty All-
                         Star Equity Fund.

Davey S. Scoon           Vice President of the Fund
(49)          1993       (formerly Treasurer);
                         Executive Vice President and
                         Director of the Adviser
                         (formerly Senior Vice
                         President and Treasurer);
                         Executive Vice President and
                         Chief Operating Officer of TCG
                         (formerly Vice President -
                         Finance and Administration and
                         Treasurer);  Vice President of
                         Colonial Funds (formerly
                         Treasurer).

Richard A. Silver        Treasurer and Chief Financial
(49)          1993       Officer of the Fund (formerly
                         Controller); Senior Vice
                         President, Director, Treasurer
                         and Chief Financial Officer of
                         the Adviser (formerly
                         Assistant Treasurer);
                         Treasurer and Chief Financial
                         Officer of TCG (formerly
                         Assistant Treasurer);
                         Treasurer and Chief Financial
                         Officer of Colonial Funds
                         (formerly Controller).

Peter L. Lydecker        Controller of the Fund
(42)          1993       (formerly Assistant
                         Controller);  Vice President
                         of the Adviser (formerly
                         Assistant Vice President);
                         Controller of Colonial Funds
                         (formerly Assistant
                         Controller).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

 Trustee's Compensation, Meetings and Committees
     The Board of Trustees received the
following compensation from the Fund for the fiscal year ended December 31, 1995, and from the Colonial Funds complex for the calendar year ended December 31, 1995, for serving as
Trustees:

                                         Total Compensation
                        Aggregate        From Trust And
                        Compensation     Fund Complex Paid
                        From Fund For    To The Trustees
                        The Fiscal Year  For The Calendar
Trustee                 Ended December   Year Ended
                        31, 1995         December 31, 1995(4)

Robert J. Birnbaum (5)  $1,724           $ 71,250
Tom Bleasdale            2,042(6)          98,000 (7)
Lora S. Collins          1,727             91,000
James E. Grinnell (5)    1,720             71,250
William D. Ireland, Jr.  2,359            113,000
Richard W. Lowry (5)     1,724             71,250
William E. Mayer         1,899             91,000
James L. Moody, Jr.      1,977(8)          94,500 (9)
John J. Neuhauser        1,897             91,000
George L. Shinn          2,148            102,500
Robert L. Sullivan       2,098            101,000
Sinclair Weeks, Jr.      2,332            112,000

(4) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment company portfolios.
(5) Elected as a Trustee of the Colonial Funds complex on April 21, 1995.
(6)     Includes $769 payable in later years as
        deferred compensation.
(7) Includes $49,000 payable in later years as deferred compensation.
(8) Includes $1,367 payable in later years as deferred compensation.
(9) Total compensation of $94,500 for the calendar year ended December 31, 1995 will be payable in later years as deferred compensation.

      The  following table sets forth the amount
of   compensation  paid  to  Messrs.   Birnbaum,
Grinnell  and  Lowry  in  their  capacities   as
Trustees  or  Directors of the Liberty  All-Star
Equity  Fund  and Liberty All-Star Growth  Fund,
Inc.  (formerly  known  as  The  Charles  Allmon
Trust,  Inc.)  (together, Liberty Funds  I)  for
service  during the calendar year ended December
31,  1995,  and of Liberty Financial Trust  (now
known  as  Colonial Trust VII) and LFC Utilities
Trust  (together,  Liberty  Funds  II)  for  the
period  January 1, 1995 through March  26,  1995
(10):

                    Total Compensation      Total Compensation
                    From Liberty Funds II   From Liberty Funds I
                    For The Period January  For The Calendar Year
Trustee             1, 1995 through March   Ended December 31, 1995
                    26, 1995                (11)

Robert J. Birnbaum  $2,900                  $16,675
James E. Grinnell    2,900                   22,900
Richard W. Lowry     2,900                   26,250 (12)

(10) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial funds and a fifth was reorganized into a new portfolio of Colonial Trust III. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II; they continue to serve as Trustees or Directors of Liberty Funds I.
(11) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).
(12) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly known as Liberty All-Star World Portfolio) (Liberty Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. and Stein Roe & Farnham Incorporated, each an affiliate of the Adviser.

     During the Fund's fiscal year ended
December 31, 1995, the Board of Trustees held six meetings.

     The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland,
Moody, Shinn, Sullivan and Weeks, met twice during the Fund's fiscal year ended December 31, 1995. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

     The Compensation Committee of the Colonial
Funds, consisting of Ms. Collins and Messrs.
Neuhauser, Sullivan and Weeks, met once during the Fund's fiscal year ended December 31, 1995.
The Committee reviews compensation of the Board of Trustees.

     The Nominating Committee of the Colonial
Funds, consisting of Messrs. Bleasdale, Ireland,
Moody and Weeks, did not meet during the Fund's fiscal year ended December 31, 1995. The
Committee in its sole discretion recommends to the Trustees nominees for Trustee and for appointments to various committees. The
Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

     During the Fund's fiscal year ended
December 31, 1995, each of the current Trustees, attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member, except that Messrs.
Birnbaum, Grinnell and Lowry attended more than 75% of the meetings of the Board of Trustees and committees since they were elected as Trustees on April 21, 1995.

     If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                  Required Vote

     A plurality of the votes cast at the
Meeting, if a quorum is represented, is required for the election of each Trustee.

           Description of the Adviser

     The Adviser is a wholly-owned subsidiary of TCG which in turn is a wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect subsidiary of Liberty Mutual Insurance
Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor,
Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty
Mutual's subsidiaries other than Liberty
Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Its principal executive offices are located at 175
Berkeley Street, Boston, Massachusetts 02117.
Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2.    Ratification of Independent Accountants.

     Price Waterhouse LLP was selected as
independent accountants for the Fund for the Fund's fiscal year ending December 31, 1996, by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders.
Neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).

                  Required Vote

     Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.
3.  Other Matters and Discretion of Attorneys
Named in the Proxy

     As of the date of this Proxy Statement,
only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

     The Meeting is called to be held at the
same time as meetings of the shareholders of Colonial InterMarket Income Trust I and Colonial
Investment Grade Municipal Trust. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

     If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by May 31, 1996, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

 Compliance with Section 16(a) of the Securities
              Exchange Act of 1934

     Section 16(a) of the Securities Exchange
Act of 1934, as amended, and Section 30(f) of the 1940 Act, as amended, required the Fund's
Board of Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment adviser and affiliated persons of the Fund's investment adviser, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such filings that were so furnished to the Fund, the Fund believes that Liberty Mutual and its affiliates, which include Liberty Financial, the Adviser and TCG, filed a late Form 3 (Initial
Statement of Beneficial Ownership), on which they reported that the Adviser held 17,431.079 shares of the Fund as of March 24, 1995.

    Date for Receipt of Shareholder Proposals

     Proposals of shareholders which are inte nded to be considered for inclusion in the Fund's proxy statement relating to the 1997
Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts, 02111 on or before December 26, 1996.

Shareholders are urged to vote, sign and mail their proxies immediately.

            COLONIAL HIGH INCOME MUNICIPAL TRUST

       This Proxy is Solicited on Behalf of the Trustees

              The undersigned shareholder hereby appoints Harold W.
P Cogger, Nancy L. Conlin, Michael H. Koonce and Arthur O. Stern, and R each of them, proxies of the undersigned, with power of
O substitution, to vote at the Annual Meeting of Shareholders of X Colonial High Income Municipal Trust, to be held at Boston, Y Massachusetts, on Friday, May 31, 1996, and at any adjournments, as follows:


                                                        SEE REVERSE
     CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE

- -------------------------------------------------------------------------
____Please mark
    votes as in
    this example

    This proxy when properly executed will be voted in the manner directed above and, absent direction, will be voted for Items 1 and 2 listed below.

1. ELECTION OFTHREE TRUSTEES. (Item 1 of the Notice)



Nominees:   Lora S. Collins,    Robert L. Sullivan,
            Sinclair Weeks, Jr.

       _____FOR                  ____WITHHELD

_____ --------------------------------------
      For all nominees except as noted above



2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS.
  (Item 2 of the Notice)

       ___FOR            ___AGAINST         ___ABSTAIN

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE
FOR ADDRESS
CHANGE AND
NOTE AT LEFT____

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING TH ENCLOSED
ENVELOPE.

Please  sign  exactly  as   name
appears  hereon.   When  signing
as      attorney,      executor,
administrator,    trustee     or
guardian,   please   give   full
title    as    such.     If    a
corporation,  please   sign   in
full    corporate    name     by
President  or  other  authorized
officer.    If   a  partnership,
please sign in partnership  name
by authorized person.

Signature: ------------------------------    Date:-----------------, 1996
Signature: ------------------------------    Date:-----------------, 1996